                                                                   Exhibit 10.10
                                                                   -------------



                       ASSIGNMENT AND LICENSE AGREEMENT
                       --------------------------------


                                BY AND BETWEEN

                                    AMGEN,

                           a California corporation,


                                      and



                              KIRIN-AMGEN, INC.,

                           a California corporation



                              Dated July 1, 1986

                               TABLE OF CONTENTS




                                                                                    PAGE
                                                                                    ----
RECITALS.......................................................                       1
I.     TRANSFER AND LICENSE OF TECHNOLOGY......................                       1
       1.01 Assignment of Transferred G-CSF Technology.........                       1
       1.02 License of Core Technology.........................                       1
       1.03 Right to Sublicense the Core Technology............                       2
       1.04 Limitations........................................                       2

II.    DEFINITIONS.............................................                       2

       2.01 Incorporation by Reference.........................                       2
       2.02 G-CSF (PPO) Technology.............................                       2

III.   DISCLOSURE OF CORE TECHNOLOGY...........................                       3

       3.01 Limitation on Usage................................                       3
       3.02 Survival...........................................                       3

IV.    PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT..........                       3

       4.01 Enforcement........................................                       3
       4.02 Notice of Infringements............................                       4

V.     PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS.........                       4

       5.01 Applications.......................................                       4

VI.    DISCLAIMER OF INDEMNIFICATION...........................                       4

       6.01 Disclaimer of Warranties...........................                       4

VII.   TERM AND TERMINATION....................................                       4

       7.01 Term...............................................                       4
       7.02 Default............................................                       4
       7.03 Continuing Obligations.............................                       5

                                                                                    PAGE
                                                                                    ----

VIII. CONSISTENCY WITH SHARHOLDERS' AGREEMENT

      8.01   Shareholders' ...............................................            5

IX.   CONSENTS AND APPROVALS .............................................            5

      9.01   Best Efforts.................................................            6

X.    NOTICE

      10.01  Notices .....................................................            6

XI.   MISCELLANEOUS ......................................................            7

      11.01   Entire Agreement............................................            7
      11.02   Headings....................................................            7
      11.03   Execution in Counterparts...................................            7
      11.04   Force Majeure...............................................            7
      11.05   Applicable Law..............................................            7
      11.06   Assignment on Written Consent...............................            7
      11.07   Severability................................................            7
      11.08   No Waiver...................................................            7
      11.09   Trademarks and Tradenames...................................            8
      11.10   Indemnity...................................................            8
      11.11   Other Agreements............................................            8
      11.12   Attorney's Fees and Costs...................................            8
      11.13   Remedies....................................................            8
      11.14   Binding Effect..............................................            9
      11.15   Exhibits....................................................            9
      11.16   Number and Gender...........................................            9
      11.17   Representations.............................................            9
      11.18   Agreement to Perform Necessary Act..........................            9

SCHEDULE "A"

      TRANSFERRED TECHNOLOGY..............................................          10

                       ASSIGNMENT AND LICENSE AGREEMENT

     THIS ASSIGNMENT AND LICENSE AGREEMENT ("Agreement") is made and entered into this 16th day of October, 1986, and is made effective as of the 1st day of July, 1986, by and between AMGEN, a California corporation ("Amgen"), in favor and for the benefit of and with KIRIN-AMGEN, INC., a California corporation ("Company"), pursuant to terms and conditions of that Amendment No. 4 to the Shareholders' Agreement, dated May 11, 1984 (collectively "Shareholders' Agreement"), by and among Amgen, Company and Kirin Brewery Co., Ltd., a Japanese corporation ("Kirin").


                                R E C I T A L S

     WHEREAS, Kirin, Amgen and Company have heretofore executed Amendment No. 4 to the Shareholders' Agreement regarding the simultaneous transfer of Kirin's G-CSF (PPO) Transferred Technology (as defined in Section 2.02 hereof) and Amgen's G-CSF (PPO) Transferred Technology to Company, together with a license of Amgen's Core Technology in the Field of Activity with respect to G-CSF to Company, and

     WHEREAS, the parties desire to formalize Amgen's transfer and license as described in the immediately preceding Recital,

     NOW, THEREFORE, it is agreed as follows:


                                   ARTICLE I
                                   ---------

                      TRANSFER AND LICENSE OF TECHNOLOGY
                      ----------------------------------

        1.01  Assignment of Transferred G-CSF Technology. Amgen hereby transfers
              ------------------------------------------
and assigns to the Company, perpetually and irrevocably, all of its right, title and interest in and to the G-CSF Transferred Technology, as specifically set forth in Schedule "A" attached hereto, and agrees to execute all documents necessary to effectuate the legal transfer of legal title thereto and assignment to the Company, including but not limited to an assignment of the patents applications, and any inventions disclosed therein, and intangibles to be recorded with the United States Patent and Trademark Office.

        1.02  License of Core Technology. Amgen hereby grants to the Company a
              --------------------------
royalty-free, exclusive right and license throughout the world in and to all of the Core Technology, as further defined below, solely with respect to its direct application to the Field of Activity with respect to G-CSF.

        1.03  Right to Sublicense the Core Technology. Amgen hereby grants to-
              ---------------------------------------
the-Company the right to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 1.02 only, (a) to Kirin under that certain License Agreement between the Company and Kirin, dated of even date herewith, (b) to any subsidiary of the Company, (c) to a single manufacturer of G-CSF in addition to Kirin and Amgen for the account of the Company outside of the Amgen Territory and Kirin Territory, if mutually agreed to by Kirin and Amgen, and (d) to licensees of the Company under patents, know-how or materials owned by the Company to the extent such licensees require any such sublicense in order to practice the patents or know-how or to use the materials that are the subject of the license from the Company, provided, however, that no sublicense shall be granted under clause (d) hereof without the prior written consent (not to be unreasonably withheld) of Amgen. Any sublicensees of the Company shall undertake in writing to be bound by the provisions of Sections 3.01 and 3.02 hereof to the same extent the Company is bound. The Company shall notify Amgen of the identity of each sublicensee to whom a sublicense is granted and provide Amgen a true and correct copy of such sublicense. In the event that the license granted to the Company is terminated at any time in accordance with Article VII, and Amgen shall not be in default under Section 7.02 hereof, Amgen shall have the option to terminate or to have the Company assign to Amgen, retroactive to the date of termination, any sublicenses granted hereunder by the Company to any subsidiary of the Company. The Company shall include in all its sublicenses granted hereunder to any subsidiary of the Company provisions for such termination and assignment.

        1.04  Limitations. No right or license is granted to the Company
              -----------
hereunder except as expressly specified in Sections 1.01, 1.02 and 1.03 hereof.


                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

        2.01  Incorporation by Reference. The definitions of terms contained in
              --------------------------
the Shareholders' Agreement are hereby incorporated by reference.

        2.02  G-CSF (PPO) Transferred Technology. G-CSF (PPO) Technology shall
              ----------------------------------
mean (i) the gene, host vector systems, and G-CSF (PPO) producing cells (including microorganisms) used for G-CSF (PPO) expression, and all proprietary technical information, technology, know-how and patents related to G-CSF (PPO), natural sources of G-CSF (PPO) and any G-CSF (PPO) materials purified from natural sources, and (ii) the commercial production system for the manufacture of G-CSF (PPO).

                                  ARTICLE III
                                 ------------

                         DISCLOSURE OF CORE TECHNOLOGY
                         -----------------------------

        3.01 Limitation on Usage. Except as expressly authorized by this
             -------------------
Agreement or by other written consent of Amgen, for the term of this Agreement and thereafter, the Company shall not deliver, transmit or provide to any person other than to a sublicensee under a license granted in accordance with Section 1.03, and shall not use, any of the Core Technology owned by Amgen, or authorize, cause or aid anyone else to do so. Except as provided in Section 1.03 above, nothing in this Agreement shall be deemed to give the Company any right or license to use or to replicate or reproduce any of the Core Technology owned by Amgen, or to authorize, aid, or cause others to do so.

        3.02  Survival. The obligation of confidentiality imposed by the
              --------
foregoing Section 3.01 shall survive termination of this Agreement for any reason whatsoever.


                                  ARTICLE IV
                                  ----------

                PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT
                ----------------------------------------------

        4.01  Enforcement. Amgen shall have the right to bring, defend and
              -----------
maintain, and the Company shall have the right, but not the obligation, to join in, any appropriate suit or action involving infringement of any patents or copyrights, misappropriation of any trade secrets or interference with any Core Technology licensed to the Company in the Field of Activity pursuant to this Agreement. If Amgen declines to enforce any patent, trade secret or other right then in such event, the Company and/or Kirin shall each have the right, but not the obligation to bring any such action. If the Company or Kirin finds it necessary to join Amgen in such suit or action, Amgen shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. The Company or Kirin, whichever brings the action, shall pay to Amgen its reasonable expenses (excluding its attorney's fees) in connection with any such suit or action. Should the Company or Kirin, whichever brings the action, lack standing to bring any such action then the Company or Kirin may cause Amgen to do so upon first undertaking to indemnify and hold Amgen harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expenses (including attorney fees) stemming therefrom. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by the Company or Kirin, whichever brought the action.

        4.02 Notice of Infringements. Either party hereto shall provide the
             -----------------------
other with reasonable notice of the evidence and existence of third parties, who come to the attention of such party, who may be involved in activities which infringe or potentially infringe, misappropriate or potentially misappropriate or interfere with patents, copyrights, trade secrets concerning the Core Technology licensed to the Company pursuant to this Agreement.


                                   ARTICLE V
                                   ---------

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS
                -----------------------------------------------

        5.01 Applications. Amgen shall have the obligation of prosecuting and
             ------------
maintaining in force patent applications or patents and copyright registrations or copyrights, if any, of the Core Technology, and any costs thereby incurred shall be borne by Amgen.


                                  ARTICLE VI
                                  ----------

                         DISCLAIMER OF INDEMNIFICATION
                         -----------------------------

        6.01 Disclaimer of Warranties. AMGEN EXPRESSLY DISCLAIMS ALL WARRANTIES,
             ------------------------
EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE TRANSFERRED TECHNOLOGY AND LICENSED TECHNOLOGY TO BE FURNISHED BY AMGEN TO THE COMPANY HEREUNDER.


                                  ARTICLE VII
                                  -----------

                             TERM AND TERMINATION
                             --------------------

        7.01 Term. This Agreement (including the license and rights granted
             ----
under Sections 1.02 and 1.03 hereof) shall come into effect as of the date hereof and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company other than in connection with a continuation of the business of the Company in some other legal form, or (b) termination pursuant to Section 7.02.

        7.02 Default. In the event that the Company or Amgen (the "Defaulting
             -------
Party") shall (a) default in a material obligation hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by a notice in writing from the non-breaching party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankrupt, (c) go or be placed in a process of complete liquidation other than in connection with a continuation of the business of the Company in some other legal form, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment; then, and in any such event, the non-breaching party, at its option, may terminate its obligations to and the rights of the Defaulting Party under the license to the Core Technology granted under this Agreement upon ten (10) days' written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

        7.03  Continuing Obligations. Notwithstanding the termination of a
              ----------------------
party's obligations to or the rights of the Defaulting Party under this Agreement in accordance with the provisions of Section 7.01 or 7.02, the provisions of Sections 3.01 and 3.02, this Section 7.03 and Article VIII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, the Company shall immediately return to Amgen (to the extent such return is technically feasible) all materials relating to the Core Technology in the possession of the Company or its subsidiaries, or of which the Company shall have the right to regain possession or, at the sole election of Amgen, shall destroy such material (to the extent technically feasible).


                                 ARTICLE VIII
                                 ------------

                   CONSISTENCY WITH SHAREHOLDER'S AGREEMENT
                   ----------------------------------------

        8.01  Shareholders' Agreement. This assignment of the Transferred
              -----------------------
Technology and license of the Core Technology granted pursuant to the Shareholders' Agreement shall be governed by the provisions thereof to the extent applicable. To the extent that there may be conflicts or inconsistencies between the provisions of this Agreement and those contained in the Shareholders' Agreement, the provisions of the Shareholders' Agreement shall prevail and govern interpretation.


                                  ARTICLE IX
                                   ---------

                            CONSENTS AND APPROVALS
                            ----------------------

        9.01  Best Efforts. The parties hereto shall use their best efforts to
              ------------
obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                   ARTICLE X
                                   ---------

                                    NOTICE
                                    ------

       10.01  Notices. A11 notices, requests, demands and other communications
              -------
required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

    "Amgen"              Amgen
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn:  Corporate Secretary

    With a copy to:      Cooley, Godward, Castro,
                              Huddleson & Tatum
                         One Maritime Plaza, 20th Floor
                         San Francisco, CA 94111
                         U.S.A.
                         Telex No. 910-372-7370 Cooley SFO
                         Attn:  Alan C. Mendelson, Esq.

    "Company"            Kirin-Amgen, Inc.
                         1900 Oak Terrace-Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn:  Corporate Secretary

    With a copy to:      PETTIT & MARTIN
                         355 South Grand Avenue
                         Thirty-Third Floor
                         Los Angeles, California 90071
                         U.S.A.
                         Telex No. 181025 Pemlaw LSA
                         Attn:  Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 10.01.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

       11.01  Entire Agreement. This Agreement, together with any other written
              ----------------
agreements between the parties hereto referred to in the Shareholder's Agreement, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto.

       11.02  Headings. Article and section heading in this Agreement are
              --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

       11.03  Execution in Counterparts. This Agreement may be executed in any
              -------------------------
number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

       11.04  Force Majeure. It is agreed that each of the parties hereto is
              -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The party so affected shall give notice to the other party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days.

       11.05  Applicable Law. This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of California.

       11.06  Assignment on Written Consent. This Agreement may not be assigned
              ------------------------------
in whole or in part by Amgen or the Company, except with the prior written consent of the other party.

       11.07  Severability. In the event any one or more of the provisions
              ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and if unreformable, shall be severed and deleted from this Agreement.

       11.08  No Waiver. No failure or delay on the part of either party in
              ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

       11.09  Trademarks and Tradenames. Amgen grants no rights to the Company
              -------------------------
in any trademarks or tradenames of Amgen or of any of its respective subsidiaries or affiliated companies.

       11.10  Indemnity. The Company hereby (a) releases Amgen from any
              ---------
obligation to defend, indemnify or save the Company and its agents and employees harmless from and (b) agrees to defend, indemnify and save Amgen harmless from any and all costs, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by the Company or the use by the Company of any Transferred or Licensed Technology furnished pursuant to any provision hereunder.

       11.11  Other Agreements. Any other provision of this Agreement
              ----------------
notwithstanding, nothing in this Agreement shall obligate Amgen to disclose to the Company any information or to make available to the Company any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

       11.12  Attorneys' Fees and Costs. In the event of any action at law or in
              -------------------------
equity between the Parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties; and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorneys' fees.

       11.13  Remedies. No right, power or remedy herein conferred upon or
              --------
reserved to any Party is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of any Party pursuant to this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall to the extent permitted by law be cumulative and concurrent, and shall be in addition to every other right, power on remedy pursuant to this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Party of any or all such other rights, powers or remedies.

       11.14  Binding Effect. This Agreement shall be binding upon and inure to
              --------------
the benefit of the Parties hereto, their successors and assigns.

       11.15  Exhibits. The schedule attached hereto and referred to herein is
              --------
hereby incorporated herein as though fully set forth at length.

       11.16  Number and Gender. Words in the singular shall include the plural,
              -----------------
and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

       11.17  Representations. Each of the Parties hereto acknowledges and
              ---------------
agrees (i) that no representation or promise not expressly contained in this Agreement has been made by any other Party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this Agreement is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this Agreement; and (iii) that each has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this Agreement.

       11.18  Agreement to Perform Necessary Acts. Each Party agrees to perform
              -----------------------------------
any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary to carry out the provisions of this Agreement and to carry out the business purposes of Corporation.

         IN WITNESS WHEREOF, Amgen and the Company have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.

                              AMGEN, a California corporation


                              By:  /s/ George B. Rathmann
                                  George B. Rathmann Its President



                              KIRIN-AMGEN, INC., a California corporation


                              By:  /s/ Y. Yamamoto
                                   Yasushi Yamamoto Its Chairman

                            TRANSFERRED TECHNOLOGY
                            ----------------------


          U.S. Patent Application Ser. No. 768959, Filed August 23, 1985, entitled Production of Pluripotent Granolocyte Colony-Stimulating Factor, recorded in the Patent and Trademark Office on Reel 4475 Frame 913.



                                  SCHEDULE A
                                  ----------